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                    UNITED STATES GUARANTEED PROMISSORY NOTE

City and State   Washington, D.C.                                     No. B-9686

Date  March 31, 1993                                          Case No. OG-G-1000

THIS IS A PROMISSORY NOTE GUARANTEED BY THE UNITED STATES OF AMERICA (THE
"NOTE").

THIS NOTE WILL BE PAID BY Zapata Haynie Corporation               (THE "PAYOR").

THIS NOTE WILL BE PAID TO Bear, Stearns Securities Corp.

at 245 Park Avenue, New York, New York 10167           (THE "PAYEE").

THIS NOTE'S PRINCIPAL AMOUNT IS Six Hundred Twenty-one Thousand Six Hundred
Twenty          dollars ($621,620.00)                         (THE "PRINCIPAL").

THIS NOTE'S INTEREST RATE IS six and sixty-three one-hundredths percent (6.63%)
APR          (THE "INTEREST RATE").

THIS NOTE'S PAYMENT PROVISIONS ARE Sixteen Thousand and Twenty-two Dollars ($16,022.00), including principal and interest quarterly, with the balance of principal and interest due on November 22, 2008. The first quarterly payment shall be due three months from the date of this Note and each quarterly payment thereafter shall be due on the date of the month that the first quarterly payment is due hereunder (THE "PAYMENT PROVISIONS").

THIS NOTE MAY BE PREPAID at any time without penalty.

         PAYEE HEREBY LENDS THE PRINCIPAL TO PAYOR. PAYOR HEREBY ACKNOWLEDGED RECEIPT OF THE PRINCIPAL FROM PAYEE. FOR VALUE RECEIVED, PAYOR PROMISES TO PAY THE PRINCIPAL TO THE ORDER OF PAYEE WITH INTEREST AT THE INTEREST RATE AND IN ACCORDANCE WITH THE PAYMENT PROVISIONS. PAYMENT SHALL BE AT PAYEE'S ADDRESS ABOVE UNLESS PAYEE DESIGNATES IN WRITING A DIFFERENT ADDRESS.

         INTEREST SHALL APPLY TO ALL UNPAID PRINCIPAL FROM THE DATE OF THIS NOTE. INTEREST IS SIMPLE INTEREST. INTEREST SHALL ACCRUE ON THE BASIS OF 30-DAY MONTHS AND 360-DAY YEARS.

         ALL PAYMENT ON THIS NOTE SHALL FIRST BE APPLIED TO ACCRUED INTEREST. ANY REMAINDER SHALL BE APPLIED TO THE PRINCIPAL.

         PAYEE MAY DECLARE THE FULL UNPAID AMOUNT OF THIS NOTE IMMEDIATELY DUE AND PAYABLE AT ANY TIME PAYOR FAILS TO KEEP HIS PROMISE. THE PAYOR'S PROMISE IS UNCONDITIONAL. PAYOR'S OBLIGATION UNDER THIS NOTE SHALL NOT BE IMPAIRED BY PAYEE'S INDULGENCE. THIS NOTE IS THE ENTIRE CONTRACT BETWEEN PAYOR AND PAYEE. PAYOR'S OBLIGATION IS JOINT AND SEVERAL IF MORE THAN ONE PARTY IS INVOLVED.

         THIS IS THE NOTE REFERRED TO IN THE GUARANTEE APPEARING AT THE BOTTOM OF THIS DOCUMENT.

Attest:_________________________  Zapata Protein (USA), Inc.

By:_____________________________  By:___________________________________________

Secretary_______________________  Vice President and Controller


                    GUARANTEE OF THE UNITED STATES OF AMERICA

                  THIS IS A GUARANTEE OF THE NOTE APPEARING AT THE TOP OF THIS DOCUMENT (THE "GUARANTEE").

                  THE GUARANTOR IS THE UNITED STATES OF AMERICA, ACTING BY AND THROUGH THE SECRETARY OF COMMERCE (THE "GUARANTOR").

                  THE PAYEE IS THE SAME AS IN THE NOTE.

                  GUARANTOR HEREBY PLEDGES ITS FULL FAITH AND CREDIT TO PAYMENT IN FULL OF THE NOTE. ALL UNPAID PRINCIPAL AND INTEREST (INCLUDING INTEREST THROUGH THE DATE OF GUARANTOR'S PAYMENT) IS HEREBY GUARANTEED. THE VALIDITY OF THIS GUARANTEE IS INCONTESTABLE AS TO ANY LAWFUL HOLDER OF THE NOTE.

                  THIS GUARANTEE IS SUBJECT TO THE CONDITIONS APPEARING ON THE BACK OF THIS DOCUMENT.

                  THE DATE OF THIS GUARANTEE IS THE SAME AS IN THE NOTE.

                            UNITED STATES OF AMERICA
                            SECRETARY OF COMMERCE
                            NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION

                            __________________________________________
                            CHIEF, FINANCIAL SERVICES BRANCH
                            SOUTHEAST REGION

                            __________________________________________
                            NATIONAL MARINE FISHERIES SERVICE






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